UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

CareMax, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39391	85-0992224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 NW 57th Court Suite 400 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 786 360-4768

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share*	CMAXQ	N/A
Warrants, each whole warrant exercisable for 1/30th of one share of Class A common stock*	CMXWQ	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On November 29, 2024, the Nasdaq Stock Market LLC (“Nasdaq”) suspended trading of CareMax, Inc. Class A common stock, par value $0.0001 per share (“Common Stock”), and warrants. The Common Stock currently trades on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CMAXQ” and the warrants currently trade on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CMXWQ.”

Explanatory Note

As previously disclosed, on November 17, 2024 CareMax, Inc., a Delaware corporation (the “Company”), and certain of its controlled affiliates (such affiliates, together with the Company, the “Debtors”) commenced filing voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”).

As further described in this Current Report on Form 8-K, on January 31, 2024, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order (I) Approving the Debtors’ Disclosure Statement on a Final Basis; and (II) Confirming the Third Amended Joint Chapter 11 Plan of CareMax, Inc. and Its Debtor Affiliates [Docket No. 587] (the “Confirmation Order”), confirming the Third Amended Joint Chapter 11 Plan of the Company and its Debtor Affiliates (the “Plan”). On February 3, 2024 (the “Effective Date”), the Plan became effective pursuant to its terms. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Item 1.02	Termination of a Material Definitive Agreement

Equity Interests

On the Effective Date, by operation of the Plan and Confirmation Order, all agreements, instruments and other documents evidencing any Equity Interest of the Company, including outstanding shares of existing equity interests, and any rights of any holders thereof were deemed discharged, canceled, released and extinguished, and of no further force or effect, whether surrendered for cancellation or otherwise.

Prepetition Indebtedness

On the Effective Date, by operation of the Plan and Confirmation Order, the obligations of the Debtors under the Credit Agreement, dated May 10, 2022 (as amended, modified, or supplemented from time to time in accordance with the terms thereof), by and between the Company, as borrower, certain of the Company’s subsidiaries as guarantors, Acquiom Agency Services LLC, as successor Administrative Agent and Collateral Agent, and the lenders from time to time party thereto were cancelled or terminated by their terms.

Item 1.03	Bankruptcy or Receivership

On January 31, 2025, the Bankruptcy Court entered the Confirmation Order confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. On February 3, 2025 the Plan became effective pursuant to its terms.

Summary of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Confirmation Order, including the Plan.

The Plan contemplates, among other things, the following:

•

The Claims and Interests in the Debtors (other than Administrative Claims, the payment of bid protections, DIP Claims, Professional Fee Claims, Priority Tax Claims and U.S. Trustee Statutory Fees) have been classified into seven (7) classes, the treatment of which is set forth in Article III of the Plan.

•

On the Effective Date, all Existing Equity Interests in the Company will be discharged, cancelled, released, and extinguished under the Plan. Each Holder of an Equity Interest in the Company will not receive any recovery on account of their Existing Equity Interests under the Plan.

•

The Debtors will consummate the Restructuring Transactions, including, but not limited to, the ACO Sale Transaction, the Core Centers Sale Transaction, the Pharmacy Sale Transactions and the Care Optical Sale Transaction.

•	Following the Effective Date, the Plan Administrator will wind down and dissolve the Post-Effective Date Debtors.

Capital Structure

There were 3,816,049 shares of the Company’s Common Stock outstanding as of January 31, 2025. On the Effective Date, the Company’s Common Stock was discharged, cancelled, released, and extinguished, and the holders thereof will not receive a distribution or compensation on account of their equity interests.

Certain Information Regarding Assets and Liabilities of the Company

In the Company’s most recent monthly operating reports filed with the Bankruptcy Court on January 30, 2025, the Company reported aggregated total assets of approximately $1.7 billion and total liabilities of approximately $1.4 billion as of December 31, 2024. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed, on November 17, 2024, the Company, Sparta Merger Sub I LLC, a Delaware limited liability company and a subsidiary of the Company (“Merger Sub I”), and Sparta Merger Sub II LLC, a Delaware limited liability company and a subsidiary of the Company (together with Merger Sub I, the “Sellers”), entered into a securities purchase agreement (the “ACO SPA”) with RHG Network, LLC (the “ACO Buyer”) pursuant to which the ACO Buyer agreed to purchase, subject to the terms and conditions contained therein, 100% of the outstanding equity securities of CareMax Accountable Care Network, LLC and CareMax National Care Network, LLC, each a subsidiary of the Company (together, the “Acquired Companies”), representing the Medicare Shared Savings Program portion of the Company’s management services organization. The acquisition of the Acquired Companies by the ACO Buyer pursuant to the ACO SPA closed on February 3, 2025. Under the terms of the ACO SPA, the ACO Buyer acquired the Acquired Companies from the Sellers for (i) $10 million, as set forth in the ACO SPA, and (ii) certain 2023 and 2024 Medicare Shared Savings Program payments, as set forth in the ACO SPA. The Company intends to wind down the ACO REACH and Medicare Advantage portions of its management services organization.

As previously disclosed, on November 24, 2024, the Company entered into a binding “stalking horse” asset purchase agreement (the “Stalking Horse APA”) with ClareMedica Viking, LLC (the “Buyer”) and ClareMedica Parent Holdings, LP (“Buyer Parent”), pursuant to which the Buyer agreed to purchase, subject to the terms and conditions contained therein, the “Acquired Assets” of the Company and certain of its subsidiaries (the “Seller Group”), consisting of a vast majority of the Company’s operating clinic business (the “Core Centers Assets”), and to assume certain liabilities. The acquisition of the Core Centers Assets by the Buyer closed on February 3, 2025. On the closing date, under the terms of the Stalking Horse APA, the Buyer acquired the Acquired Assets and assumed the Acquired Liabilities from the Seller Group for (i) a cash payment of $35 million and (ii) units of ClareMedica Health Partners, LLC, a wholly-owned subsidiary of Buyer Parent, having an aggregate value of $65 million.

Item 3.03	Material Modification to the Rights of Securities Holders

The information set forth in Items 1.02 and Item 1.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

Effective February 3, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company authorized the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2023 included an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through February 3, 2025, there were no (i) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for the material weaknesses in the Company’s internal control over financial reporting identified by management. The material weaknesses identified are as follows:

The Company lacks a sufficient complement of professionals with the appropriate level of knowledge, training and experience to appropriately analyze, record and disclose accounting matters commensurate with our accounting and reporting requirements as a public company. This material weakness contributed to the following material weaknesses:

•

The Company did not design and maintain formal controls to analyze, account for and disclose complex transactions, including the accounting for financial instruments and contingent earnout liabilities.

•

The Company did not design and maintain effective controls over the accounting for revenue and accounts receivable transactions, including controls to validate the terms of the underlying revenue and accounts receivable transactions were appropriately recorded.

The Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the statements made herein. A copy of PwC’s letter, dated February 3, 2025, is attached as Exhibit 16.1 to this Form 8-K.

Item 5.01	Changes in Control of Registrant

The information set forth in the Introductory Note and Item 1.03 of this Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Plan, effective as of the close of business on the Effective Date, Carlos A. de Solo, Kevin Berg, Edward J. Borkowski, Bryan Cho, Ralph De La Torre, M.D., Dr. Vincent Omachonu, Ryan O’Quinn and Jose R. Rodriguez ceased to be directors of the Company. In addition, effective as of the close of business on the Effective Date, Carlos de Solo, Chief Executive Officer of the Company, Alberto de Solo, Chief Operating Officer of the Company, Kevin Wirges, Chief Financial Officer of the Company and Paul Rundell, Chief Restructuring Officer of the Company, ceased to be officers of the Company. On the Effective Date, Robert N. Michaelson of Advisory Trust Group, LLC, the Plan Administrator, was appointed as the sole officer and director of the Company.

Item 7.01	Regulation FD Disclosure

Monthly Operating Reports

On January 30, 2025, the Debtors filed with the Bankruptcy Court their monthly operating reports for the period ended December 31, 2024 (the “Monthly Operating Reports”). The Monthly Operating Reports for CareMax, Inc. and Managed Healthcare Partners, L.L.C. are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information herein. Additional information about the Chapter 11 Cases, including monthly operating reports filed on behalf of each of the other Debtors and access to Bankruptcy Court documents, is available online at https://cases.stretto.com/CareMax, a website administered by CareMax’s claims agent, Stretto, Inc. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be deemed incorporated by reference herein.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), are in a format prescribed by applicable bankruptcy rules and guidelines, and are subject to future adjustment and reconciliation. Furthermore, the monthly financial information contained in the Monthly Operating Reports have not been subjected to the same level of accounting review and testing that the Debtors apply when preparing their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results and projections set forth in the Monthly Operating Reports should not be viewed as indicative of future results This information and the information contained in Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 8.01	Other Events

Deregistration of Securities

In conjunction with the Confirmation Order and the cancellation of all of its outstanding shares of Common Stock and outstanding warrants, the Company filed post-effective amendments to each of its Registration Statements on Form S-1, Form S-3 and Form S-8 and, following the filing of a Form 25 with the SEC, intends to file a Form 15 with the SEC to deregister its securities under Section 12(g) of the Exchange Act and suspend its reporting obligations under the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Order of the Bankruptcy Court, dated January 31, 2025, confirming the Third Amended Joint Chapter 11 Plan of CareMax, Inc. and its Debtor Affiliates, including a copy of the Plan.

16.1	Letter of PricewaterhouseCoopers LLP dated February 3, 2025.

99.1	Monthly Operating Report for CareMax, Inc. for the period ended December 31, 2024.

99.2	Monthly Operating Report for Managed Healthcare Partners, L.L.C. for the period ended December 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2025	By:	/s/ Kevin Wirges
	Name:	Kevin Wirges
	Title:	Chief Financial Officer